================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: JANUARY 2, 2008
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                                                      36-3555336
  (State of                       1-10235                       (IRS Employer
Incorporation)           (Commission File Number)            Identification No.)

                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On January 1, 2008, IDEX Corporation completed its previously announced acquisition of ADS, LLC (previously referred to as Nova Technologies Corporation) for a purchase price of approximately $160,000,000, subject to closing adjustments. ADS is a leading provider of metering technology and flow monitoring services for the water and wastewater markets.

A copy of the Stock Purchase Agreement by and between IDEX Corporation and Nova Holdings, LLC, dated November 13, 2007 (the "Stock Purchase Agreement") is attached as an exhibit to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 16, 2007, which is incorporated by reference herein. A copy of the First Amendment to the Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The First Amendment, among other things, modified the parties agreement with respect to certain components of the purchase price calculation and the closing process.

Item 9.01 - Financial Statements and Exhibits.

     (d) Exhibits

10.1 First Amendment to Stock Purchase Agreement dated December 28, 2007 by and between IDEX Corporation and Nova Holdings, LLC*

99.1   Press release, dated January 2, 2008, issued by IDEX Corporation

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. IDEX Corporation undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDEX CORPORATION


                                        By: /s/ Dominic A. Romeo
                                            ------------------------------------
                                            Dominic A. Romeo
                                            Vice President and Chief Financial
                                            Officer

January 7, 2008

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                  DESCRIPTION
-------   ----------------------------------------------------------------------
10.1      First Amendment to Stock Purchase Agreement, dated December 28, 2007, by and between IDEX Corporation and Nova Holdings LLC*

99.1      Press release, dated January 2, 2008, issued by IDEX Corporation

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. IDEX Corporation undertakes to furnish supplemental copies of any of the omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon request.